                      REGISTRATION RIGHTS AGREEMENT
                      -----------------------------

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered
                                                  ---------
into as of the 6th day of September, 1996 by and between SSE TELECOM, INC., a Delaware corporation (the "Company"), and ALCATEL TELSPACE, a societe anonyme
                           -------
organized under the laws of France (the "Purchaser").
                                         ---------


                          W I T N E S S E T H:
                          - - - - - - - - - -

         WHEREAS, simultaneously with the execution of this Agreement, (i) the Purchaser will purchase 525,000 shares of the common stock of the Company from the Company pursuant to the terms of that certain Stock Purchase and Investment Agreement dated as of September 6, 1996 (the "Investment
                                                         ----------
Agreement"), and (ii) the Purchaser will purchase 100,000 shares of the
- ---------
common stock of the Company from certain stockholders of the Company pursuant to the terms of that certain Stock Purchase Agreement dated as of September 6, 1996 (the "Selling Stockholder Agreement"); and
              -----------------------------

         WHEREAS, the execution of this Agreement by the parties hereto is a condition precedent to the obligation of the Purchaser to consummate the transactions contemplated by the Investment Agreement and the Selling Stockholder Agreement.

         NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties contained herein and of the mutual benefits to be derived herefrom, and intending to be legally bound, the parties hereto agree as follows:

         SECTION 1.  Demand Registrations.
                     --------------------

              (a)    Requests for Registration.  At any time during the
                     -------------------------
         Registration Period, the holders of at least fifty percent (50%) of the Registrable Securities may request the Company to effect a registration under the Securities Act of all or part of their Registrable Securities. Each request for a Demand Registration shall specify the number of Registrable Securities requested to be registered. Within ten (10) days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include in such registration, subject to Section 1(c) hereof, all Registrable Securities with respect to which the Company has received written requests for inclusion therein within thirty (30) days after the receipt of the Company's notice.

              (b)    Number of Demand Registrations.  The holders of
                     ------------------------------
         Registrable Securities, as a group and not individually, will be entitled to require only one Demand Registration pursuant to this
         Section 1, provided, however , that in the event all of the holders
                    --------  -------
         of the Registrable Securities irrevocably decide to sell all of the Registrable Securities then owned by such holders as soon as is practical and so notify the Company in writing, then the limitation otherwise imposed by this Section 1(b) shall not apply (whether or not a registration has been previously made pursuant to

         Section 1(a)) and such holders shall be entitled to, and do hereby irrevocably agree that they will in fact continue to, exercise their rights set forth in Section 1(a), promptly and to the maximum extent permitted by the managing underwriter with respect to any particular registration, until such time as such holders have disposed of all the Registrable Securities owned by them. A registration will not be considered to be a Demand Registration unless and until:

                     (i) it has remained effective for three hundred sixty-five (365) consecutive days or such shorter period as shall be required to sell all of the securities registered pursuant thereto (but not terminating before the expiration of the applicable prospectus delivery period); and

                     (ii) all Registrable Securities requested to be included therein are effectively included therein and saleable thereunder.

              (c)    Priority on Registration. The Company may include in any
                     ------------------------
         Demand Registration any securities which are not Registrable Securities but which are of the same class as the Registrable Securities and which are held by holders who have piggyback registration rights with respect to the demand registration rights provided under this Agreement. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities, then the Company will include in such registration, prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included pro rata among the respective holders thereof on the basis of the amount of Registrable Securities requested by such holders to be included in such registration, so that no securities other than Registrable Securities will be included in such registration if the inclusion of such securities would result in a limitation on the number of Registrable Securities to be included therein.

              (d)    Restrictions on Demand Registration. The Company may
                     -----------------------------------
         postpone for up to three (3) months the filing or the effectiveness of a registration statement for a Demand Registration if (i) the Company, in the good faith judgment of its Board of Directors, determines that such Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition (other than in the ordinary course of business) or any merger, recapitalization, consolidation, reorganization, tender offer or similar transaction or negotiations, discussions or pending proposals with respect thereto or would require the Company to make premature public disclosure of information, the premature disclosure of which would have a material adverse effect on the business or prospects of the Company, or would otherwise be seriously detrimental to the Company or its stockholders, and (ii) the Company provides the holders of the Registrable Securities with a written certificate signed by the president of the Company stating the reasons of the Board of Directors for such delay, provided, however, that the Company may not utilize this right more
         -------- -------
         than once in any twelve (12) month period, and provided further, that,
                                                        -------- -------
         in such event, the holders of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not be considered to be a Demand Registration hereunder, and the Company will pay all Registration Expenses in connection with such registration.

              (e)    Selection of Underwriters. If any Demand Registration is in
                     -------------------------
         the form of an underwritten offering, the Company will select and retain the investment banker or investment bankers and manager or managers that administer the offering; provided, however, that such
                                                --------  -------
         selection will be subject to the approval of the holders of a majority of the Registrable Securities participating in such registration, which shall not be unreasonably withheld. The Company shall (together with all holders proposing to distribute their securities through such underwriting) enter into and perform its (their) obligations under an underwriting agreement in customary form with the managing underwriter selected for such underwriting. If any holder of Registrable Securities disapproves of the terms of the underwriting, such holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration .

         SECTION 2.  Piggyback Registrations.
                     -----------------------

              (a)    Right to Piggyback.  Whenever the Company
                     ------------------
         proposes to register any of its securities under the Securities Act (including securities registered for selling stockholders with demand registration rights, subject to the limitations set forth in Section 2(d) below) and the registration form to be used may be used for the registration of Registrable Securities, the Company will give prompt written notice to all holders of Registrable Securities, and to the holders of any other securities of the Company having registration rights compatible with the proposed registration form, of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company's notice (a "Piggyback Registration "). If
                                                 ----------------------
         the Company gives notice of such a proposed registration, the total number of Registrable Securities which shall be included in such registration shall be limited to such number, if any, as in the reasonable opinion of the manager of such offering would not adversely affect the marketability or offering price of all of the securities proposed to be offered by the Company in such offering; provided,
                                                                 --------
         however, if the holders of Registrable Securities having registration
         -------
         rights upon a Piggyback Registration are not permitted to include all of such Registrable Securities by reason of such determination by the manager of the offering, the Registrable Securities to be included in the offering shall be determined in accordance with Sections 2(c) and 2(d) below. Notwithstanding the foregoing, the Company may, in its sole discretion and without the consent of any holder of Registrable Securities, withdraw such registration statement and abandon such proposed public offering.

              (b)    Piggyback Expenses.  The Registration Expenses of
                     ------------------
         the holders of the Registrable Securities will be paid by the Company in all Piggyback Registrations, including proposed Piggyback Registrations which are abandoned.


              (c)    Priority on Primary Registrations. If a Piggyback
                     ---------------------------------
         Registration is a primary registration initiated by or on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, then the Company will include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, securities of the holders requesting such registration, pro rata among the holders requesting inclusion in the registration on the basis of the number of such securities requested to be included in such registration by each such holder.

              (d)    Priority on Secondary Registrations. If a Piggyback
                     -----------------------------------
         Registration is an underwritten secondary registration initiated by or on behalf of holders of the Company's securities exercising demand registration rights and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, then the Company will include in such registration (i) first, the securities requested to be included therein by the holders exercising demand registration rights, and (ii) second, the Registrable Securities and other securities requested to be included in such registration by Persons holding piggyback registration rights, pro rata among the holders of such securities on the basis of the number of such securities requested to be included in such registration by each such holder.

         SECTION 3.  Form S-3 Registrations.
                     ----------------------

              (a)    Requests for Registration. At any time during the
                     -------------------------
         Registration Period, a holder of Registrable Securities may request that the Company effect a registration on Form S-3 and any related qualification or compliance under the Securities Act with respect to all or part of its Registrable Securities. Each request for a Form S-3 Registration shall specify the appropriate number of Registrable Securities requested to be registered. Within ten (10) days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include in such registration, subject to Section 3(c), all Registrable Securities with respect to which the Company has received written requests for inclusion therein within thirty (30) days after the receipt of the Company's notice.

              (b)    Restrictions on Form S-3 Registrations.  Each
                     --------------------------------------
         holder of Registrable Securities will be entitled to require unlimited Form S-3 Registrations pursuant to this Section 3, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 3 if
         (i) Form S-

         3 is not available for such offering by the holders of Registrable Securities, (ii) such holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) aggregating less than 100,000 shares or at an aggregate price to the public of less than $1,000,000, provided that this clause (ii) shall not apply with respect to the exercise by the holders of Registrable Securities of their rights under Section 1 hereof following the giving of the notice permitted by Section 1(b) hereof, (iii) the Company shall furnish to the holders a written certificate signed by the president of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition (other than in the ordinary course of business) or any merger, recapitalization, consolidation, reorganization, tender offer or similar transaction or negotiations, discussions or pending proposals with respect thereto or would require the Company to make premature public disclosure of information, the premature disclosure of which would have a material adverse effect on the business or prospects of the Company, or would otherwise be seriously detrimental to the Company or its stockholders, for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the holder under this Section 3, provided, however, that the Company shall not utilize
                         -----------------
         this right more than once in any twelve month (12) period, provided
                                                                    --------
         further, that, in such event, the holders of Registrable Securities
         -------
         initially requesting such Form S-3 Registration will be entitled to withdraw such request, (iv) the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the holders of Registrable Securities pursuant to this Section 3, provided, however, that this clause (iv)
                                     --------  -------
         shall not apply with respect to the exercise by the holders of Registrable Securities of their rights under Section 1 hereof following the giving of the notice permitted by Section 1(b) hereof, or (v) in effecting such registration, qualification or compliance, the Company would be required to qualify to do business or to execute a general consent to service of process in any jurisdiction in which the Company was not already so qualified or had not already executed such consent. Any Form S-3 Registration effected pursuant to this Section 3 shall not be considered to be a Demand Registration pursuant to Section 1 of this Agreement.

              (c)    Priority on Registration. The Company may include in any
                     ------------------------
         Form S-3 Registration any securities which are not Registrable Securities but which are of the same class as the Registrable Securities and which are held by holders who have piggyback registration rights with respect to the Form S-3 registration rights provided under this Agreement. If a Form S-3 Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities, then the Company will include in such registration, prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included pro rata among the respective holders thereof on the basis of the amount of Registrable Securities requested by such holders to be included in such registration, so that no securities other than Registrable Securities will be included in such registration if the inclusion of such securities would result in a limitation on the number of Registrable Securities to be included therein.

              (d)    Undertakings by the Company. In addition to any other
                     ---------------------------
         obligations of the Company set forth herein with respect to the use of a Form S-3 Registration by the holders of Registrable Securities to sell securities of the Company to the public, the Company shall:

                     (i) take such action as is necessary and may reasonably be accomplished by the Company to enable the holders of Registrable Securities to utilize Form S-3 for the sale of their Registrable Securities, including, but not limited to, the filing with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                     (ii) furnish to any holder, so long as such holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing such holder of any rule or regulation of the SEC that permits the selling of any such securities pursuant to Form S-3 or similar form.

              (e)    Selection of Underwriters.  If any Form S-3 Registration is
                     -------------------------
         in the form of an underwritten offering, the Company will select and retain the investment banker or investment bankers and manager or managers that administer the offering, provided, however, that such selection will be subject to the approval of the holders of a majority of the Registrable Securities participating in such registration, which shall not be unreasonably withheld. The Company shall (together with all holders proposing to distribute their securities through such underwriting) enter into and perform its (and their) obligations under an underwriting agreement in customary form with the managing underwriter selected for such underwriting. If any holder of Registrable Securities disapproves of the terms of the underwriting, such holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

         SECTION 4.  Resales Pursuant to Rule 144.  In order to make available
                     ----------------------------
to the holders of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a holder of Registrable Securities to sell securities of the Company to the public without registration, the Company shall:

              (a) make and keep adequate current public information available at all times as required by Rule 144; and


              (b) take such action as is necessary to enable the holders of Registrable Securities to utilize Rule 144 for the sale of their Registrable Securities, including, but not limited to, the filing with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

              (c) furnish to any holder, so long as such holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested by such holder to permit the holder to use any rule or regulation of the SEC that permits the selling of any such securities without registration.

         SECTION 5.  Holdback Agreements
                     -------------------

              (a)    By Holders. Each holder of Registrable Securities agrees
                     ----------
         not to effect any pubic sale or distribution (including sales pursuant to Rule 144) of any Registrable Securities, within seven (7) days prior to, and during the 120-day period beginning on, the date specified in writing by the Company to such holder as the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities of such holder are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree, provided that officers and directors of the Company enter into similar agreements.

              (b)    By the Company.  The Company agrees not to effect any
                     --------------
         public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, within seven (7) days prior to, and during the 120-day period beginning on, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

         SECTION 6.  Registration Procedures.  Whenever the holders of
                     -----------------------
Registrable Securities have requested that any Registrable Securities be registered pursuant to Sections 1, 2 or 3 of this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

              (a) Prepare and file with the SEC a registration statement on the appropriate form with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective within ninety (90) days of the date that the Company received a request for the registration of such Registrable Securities from the holders in accordance with the terms of Sections 1(a), 2(a) or 3(a) above, as the case may be; and

              (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred twenty (120) consecutive days (three hundred sixty-five (365) consecutive days with respect to a Demand Registration under Section 1 hereof) or such shorter period which will terminate when Registrable Securities covered by such registration statement have been sold (but not before the expiration of the applicable prospectus delivery period) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement; and

              (c) Furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller; and

              (d) Use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions within the United States as the sellers shall request and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the Registrable Securities owned by such sellers (provided that the Company will not be required to qualify generally to do business or file any general consent to service of process in any jurisdiction where it would not otherwise be required to qualify or file but for this subparagraph); and

              (e) Notify each seller of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such seller, the Company will prepare and file promptly with the SEC, and promptly notify each holder of Registrable Securities of the filing of, a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; and

              (f) Make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records (reasonably requested), pertinent corporate documents and contracts of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, provided, however, that each
                                             --------  -------
seller of Registrable Securities agrees that information obtained by it as a result of such inspections which is deemed confidential shall not be used by it as the basis for any market transaction in securities of the Company unless and until such information is made generally available to the public and each such seller shall cause any attorney, accountant or agent retained by such seller to keep confidential any such information; and


              (g) In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use reasonable efforts promptly to obtain the withdrawal of such order; and

              (h) If the offering is to be underwritten, enter into any necessary agreements in connection therewith (including an underwriting agreement containing customary representations, warranties and agreements); and

              (i) Take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in such form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings, obtain opinions of counsel to the Company and updates thereof (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the managing underwriters, if any, and the sellers), and obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the sellers and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with primary underwritten offerings.

         SECTION 7.  Registration Expenses.
                     ---------------------

              (a)    Company Expenses.  All expenses (herein called
                     ----------------
         "Registration Expenses") incident to the Company's performance of or
          ---------------------
         compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities and blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company, and fees and disbursements of all the Company's certified public accountants, underwriters (excluding discounts and commissions) and any Persons retained by the Company, will be paid by the Company.

              (b)    Holder Expenses.  Except as otherwise paid by the Company
                     ---------------
         pursuant to Section 7(a) above, each holder of Registrable Securities shall bear all expenses incurred by such holder in connection with the negotiation and preparation of any registration statement, underwriting agreement and all other documents and instruments contemplated hereby to which any such holder is a party, including, without limitation, the fees and expenses, if any, of its legal counsel, provided, however, that if such holder learns of a material adverse
         --------  -------
         change in the condition, business, or prospects of the Company after such holder has decided to participate, and has notified the Company of its decision to participate, in a registration pursuant to the terms of this Agreement, then such holder shall be free to withdraw from such registration and the Company shall pay all expenses, including, but not limited to, expenses incurred by such holder in connection with such registration, provided further, however, that
                                            -------- -------  -------
         if such holder initiated a Demand Registration but such registration is not considered to be a Demand Registration in accordance with the terms of Section 1(b) hereof, then the Company shall pay all expenses, including, but not limited to, expenses incurred by such holder, in connection with such registration.

         SECTION 8.  Undertakings of the Holders of Registrable Securities.
                     -----------------------------------------------------

              (a)    Suspension of Sales. If any Registrable Securities are
                     -------------------
         included in a registration statement pursuant to the terms of this Agreement, the holder thereof will not (until further notice) effect sales thereof after receipt of written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus, provided that the obligations of the Company
                                  -------- ----
         with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period said suspension is in effect.

              (b)    Compliance.  If any Registrable Securities are being
                     ----------
         registered in any registration pursuant to this Agreement, the holder thereof will comply with all anti-stabilization, manipulation and similar provisions of Section 10 of the Exchange Act, and any rules promulgated thereunder by the SEC and, at the request of the Company, will execute and deliver to the Company and to any underwriter participating in such offering an appropriate agreement to such effect.

              (c)    Termination of Effectiveness.  At the end of the period
                     ----------------------------
         during which the Company is obligated to keep a registration statement current and effective as described herein, each holder of Registrable Securities included in the registration statement shall discontinue sales thereof pursuant to such registration statement, unless such holder has received written notice from the Company of its intention to continue the effectiveness of such registration statement with respect to any of such securities which remain unsold.

         SECTION 9.  Underwritten Registrations.
                     --------------------------

              (a)    Furnish Information. No holder of Registrable Securities
                     -------------------
         may participate in any registration hereunder which is underwritten unless such holder (i) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the holder or holders entitled hereunder to approve such arrangements, and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters on account of the registration of shares owned by such holder other than representations and warranties regarding such holder and such holder's intended method of distribution.


              (b)    Right of Approval. The Company shall not include in any
                     -----------------
         registration statement (or attachments or exhibits thereto) filed by the Company (under this Agreement or otherwise) pursuant to the Securities Act any information describing or relating to the Purchaser or any Purchaser Affiliate or the relationship of the Purchaser or any Purchaser Affiliate with the Company without the advance written consent of the Purchaser, which consent shall not be unreasonably withheld or delayed.

              (c)    Delay of Registration. No holder of Registrable Securities
                     ---------------------
         shall have any right to obtain or seek an injunction restraining or otherwise delaying the preparation of, or declaration of the effectiveness of, any registration statement initiated in accordance with the terms of this Agreement if such injunction is the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

         SECTION 10. Assignment of the Purchaser's Registration Rights. The
                     -------------------------------------------------
rights of a holder of Registrable Securities set forth in this Agreement, including the right to cause the Company to register Registrable Securities and pay the Registration Expenses, to the extent set forth herein, incurred in connection therewith, may be assigned by such holder to a Purchaser Affiliate which acquires Registrable Securities. All Registrable Securities held or acquired by a Purchaser Affiliate shall be aggregated with all Registrable Securities held by the Purchaser for the purpose of determining the availability to the holders of Registrable Securities of any rights under this Agreement. For purposes of this Agreement, the term "Purchaser Affiliate" means any Person
                                      -------------------
that, directly or indirectly, controls or is controlled by or is under common control with the Purchaser. For purposes of this definition, control of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise and, in any event and without limiting the foregoing, any Person owing fifty percent (50%) or more of the voting securities of another Person shall be deemed to control that Person.

         SECTION 11. Other Registration Rights. The Purchaser acknowledges that
                     -------------------------
it has received copies of (a) that certain Registration Agreement, dated January 28, 1996 (the "Fairchild Agreement"), by and between the Company and Fairchild
               -------------------
Data Corporation; (b) that certain agreement, dated as of March 14, 1994 (the "EchoStar Agreement"), by and between the Company and EchoStar Communications
 ------------------
Corporation ("EchoStar"), pursuant to which the Company granted certain
              --------
registration rights to EchoStar; and (c) that certain letter agreement, dated August 2, 1996 (the "EchoStar Letter"), from the Company to EchoStar, pursuant
                     ---------------
to which the Company agreed to grant certain additional registration rights to EchoStar at least as favorable to EchoStar as those set forth in the Fairchild Agreement in the event the Company issues shares of Common Stock to EchoStar in connection with the exercise of certain warrants that may be issued by the Company after the date hereof. To the extent the registration rights provided for in the EchoStar Letter are set forth in a written document after the date hereof, such document shall be referred to herein as the "New Registration
                                                  ----------------
Agreement."  The Fairchild Agreement, the EchoStar Agreement, the EchoStar
- ---------
Letter and the New Registration Agreement shall collectively be referred to herein as the "Company Registration Documents").
               ------------------------------

         In the event that (i) a Demand Registration or a Form S-3 Registration, as the case may be, is requested and the provisions of Section 1(c) or Section 3(c) hereof, as the case may be, cannot be implemented by the Company without conflicting with its obligations under Section 2(d) of the Fairchild Agreement,
Section 8(c) of the EchoStar Agreement, or the provision contained in the New Registration Agreement that is substantially similar to Section 2(d) of the Fairchild Agreement; (ii) a Piggyback Registration is requested and the provisions of Section 2(c) hereof cannot be implemented by the Company without conflicting with its obligations under Section 8(b) of the EchoStar Agreement; or (iii) a Piggyback Registration is requested and the provisions of Section 2(d) hereof cannot be implemented by the Company without conflicting with its obligations under Section 8(c) of the EchoStar Agreement, then the Company shall use its best efforts to (x) with respect to subparagraph (i) of this Section 11, convince all holders of securities of the Company, whose registration rights are in conflict with Section 1(c) or Section 3(c) hereof, as the case may be, requesting inclusion in such Demand Registration or Form S-3 Registration, as the case may be, to execute a waiver of such rights so that such Demand Registration or Form S-3 Registration, as the case may be, can be completed in a manner which complies with Section 1(c) or Section 3(c) hereof, as the case may be; (y) with respect to subparagraph (ii) of this Section 11, convince all holders of securities of the Company, whose registration rights are in conflict with Section 2(c) hereof, requesting inclusion in such Piggyback Registration to execute a waiver of such rights so that such Piggyback Registration can be completed in a manner which complies with Section 2(c) hereof; and (z) with respect to subparagraph (iii) of this Section 11, convince all holders of securities of the Company, whose registration rights are in conflict with
Section 2(d) hereof, requesting inclusion in such Piggyback Registration to execute a waiver of such rights so that such Piggyback Registration can be completed in a manner which complies with Section 2(d) hereof. If, despite the use of its best efforts, the Company is unable to obtain any waiver described above, then the holders of the Registrable Securities requesting such Demand Registration or Piggyback Registration, as the case may be, shall cooperate with the Company to resolve any conflict described above in the Company Registration Documents.

         Other than the New Registration Agreement, from and after the date of this Agreement, the Company shall not, without the prior written consent of the holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to make a demand registration that would adversely affect the rights of any holder of Registrable Securities hereunder.

         SECTION 12. Indemnification.

              (a)    Indemnification by the Company. The Company shall indemnify
                     ------------------------------
         and hold harmless, with respect to any registration statement filed by it, to the fullest extent permitted by law, each holder of Registrable Securities covered by such registration statement, its officers, directors, employees, agents and general or limited partners (and the directors, officers, employees and agents thereof) and each other Person, if any, who controls such holder within the meaning of the Securities Act (collectively, the "Holder Indemnified Parties")
                                            --------------------------
         against all losses, claims, damages, liabilities and expenses joint or several (including reasonable fees of counsel and any amounts paid in settlement effected with the Company's consent, which consent shall not be unreasonably delayed or withheld) to which any such Holder Indemnified Party may become subject under the Securities Act, the Exchange Act, any other federal law, any state or common law, any rule or regulation promulgated thereunder or otherwise, insofar as such losses, claims, damages liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) are caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such Registrable Securities were included as contemplated hereby or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of the Securities Act, the Exchange Act, any other federal law, any state or common law, or any rule or regulation promulgated thereunder in connection with any such registration; and in each such case, the Company shall reimburse each such Holder Indemnified Party for any reasonable legal or any other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, expense, action or proceeding, provided, however, that the Company shall not be liable
                        --------  -------
         to any such Holder Indemnified Party in any such case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment thereof or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in strict conformity with written information furnished to the Company by or on behalf of any such Holder Indemnified Party relating to such Holder Indemnified Party for use in the preparation thereof, and provided
                                                                   --------
         further, that the Company shall not be liable to any such Holder
         -------
         Indemnified Party with respect to any preliminary prospectus to the extent that any such loss, claim, damage, liability or expense of such Holder Indemnified Party results from the fact that such Holder Indemnified Party sold Registrable Securities to a Person to whom there was not sent or given, at or before the written confirmation of such sale, a copy of the prospectus

         (excluding documents incorporated by reference) or of the prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to such Holder Indemnified Party in compliance with this Agreement and the loss, claim, damage, liability or expense of such Holder Indemnified Party results from an untrue statement or omission of a material fact contained in such preliminary prospectus which was corrected in the prospectus (or the prospectus as amended or supplemented). Such indemnity and reimbursement of expenses and obligations shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of such securities by such Holder Indemnified Parties.


              (b)    Indemnification by Holders.  Each holder of Registrable
                     --------------------------
         Securities participating in any registration hereunder shall indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees and agents, and each Person who controls the Company (within the meaning of the Securities Act) (collectively, "Company Indemnified Parties") against all losses,
                         ---------------------------
         claims, damages, liabilities and expenses, joint or several (including reasonable fees of counsel and any amounts paid in settlement effected with such holder's consent, which consent shall not be unreasonably delayed or withheld) to which any Company Indemnified Parties may become subject under the Securities Act, the Exchange Act, any other federal law, any state or common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) are caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such holder's Registrable Securities were included or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading,
         (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and in the cases described in clauses (i) and (ii) of this Section 12(b), to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such holder relating to such holder for use in the preparation of the documents described in such clauses (i) and (ii) and the Company does not know, at the time such information is included in the registration statement, prospectus, preliminary prospectus, amendment or supplement, that such information is false or misleading,
         (iii) any violation by such holder of the Securities Act, the Exchange Act, any other federal law, any state or common law, or any rule or regulation promulgated thereunder applicable to such holder and relating to action of or inaction by such holder in connection with any such registration, and (iv) with respect to any preliminary prospectus, the fact that such holder sold Registrable Securities to a Person to whom there was not sent or given, at or before the written confirmation of such sale, a copy of the prospectus (excluding the documents incorporated by reference) or of the prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to such holder in compliance with this Agreement and the loss, claim, damage, liability or expense of such Company Indemnified Party results from an untrue statement or omission of a material fact contained in such preliminary prospectus which was corrected in the prospectus (or the prospectus as amended or supplemented). Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Company Indemnified Parties (except as provided above) and shall survive the transfer of such securities by such holder.


              (c)    Conduct of Indemnification Proceedings.  Promptly
                     --------------------------------------
         after receipt by an identified party under Sections 12(a) or 12(b) above of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof with respect to which a claim for indemnification may be made pursuant to this Section, such indemnified party shall, if a claim in respect thereto is to be made against an indemnifying party, give written notice to the indemnifying party of the threat or commencement thereof, provided,
                                                                   --------
         however, that the failure to so notify the indemnifying party shall not
         -------
         relieve it from any liability which it may have to any indemnified party except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If any such claim or action referred to under Sections 12(a) or 12(b) above is brought against any indemnified party and it then notifies the indemnifying party of the threat or commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to such indemnified party of its election so to assume the defense of any such claim or action, the indemnifying party shall not be liable to such indemnified party under this Section 12 for any legal expenses of counsel or any other expenses (other than reasonable costs of investigation) subsequently incurred by such indemnified party in connection with the defense thereof, unless the indemnifying party has failed to assume the defense of such claim or action or to employ counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The indemnifying party shall not be required to indemnify the indemnified party with respect to any amounts paid in settlement of any action, proceeding or investigation entered into without the written consent of the indemnifying party, which consent shall not be unreasonably delayed or withheld. No indemnifying party shall consent to the entry of any judgment or enter into any settlement without the consent of the indemnified party unless (i) such judgment or settlement does not impose any obligation or liability upon the indemnified party other than the execution, delivery or approval thereof, and (ii) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release and discharge from all liability in respect of such claim and a full release of all Persons that may be entitled to or obligated to provide indemnification or contribution under this Section.

              (d)    Contribution. If the indemnification provided for in this
                     ------------
         Section 12 is unavailable to or insufficient to hold harmless an indemnified party under Sections 12(a) or 12(b), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) referred to in Sections 12(a) or 12(b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements, omissions, actions or inactions which resulted in such losses, claims, damages, liabilities or expenses. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party, any action or inaction by any such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission, action or inaction. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) pursuant to this Section 12(d) shall be deemed to include any reasonable legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in Section 12(c) if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this
         Section 12(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this Section 12(d) of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof with respect to which a claim for contribution may be made against an indemnifying party under this Section 12(d), such indemnified party shall, if a claim for contribution in respect thereto is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement thereof (if the notice specified in Section 12(c) has not been given with respect to such action), provided, however, that the
                                                  --------  -------
         failure to so notify the indemnifying party shall not relieve it from any obligation to provide contribution which it may have to any indemnified party under this Section 12(d), except to the extent that the indemnifying party is actually prejudiced by the failure to give notice. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 12(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 12(d).

              If indemnification is available under this Section 12, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in Sections 12(a) and 12(b) hereof, without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 12(d). The provisions of this Section 12(d) shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party, and shall survive the transfer of securities by any such party.

              (e)    Indemnification and Contribution of Underwriters. In
                     ------------------------------------------------
         connection with any underwritten offering contemplated by this Agreement which includes Registrable Securities, the Company and all sellers of Registrable Securities included in any registration statement shall agree to customary provisions for indemnification and contribution (consistent with the other provisions of this Section 12) in respect of losses, claims, damages, liabilities and expenses of the underwriters of such offering.

              (f)    Aggregate Liability of the Holders of Registrable
                     -------------------------------------------------
         Securities. The aggregate amount which any holder of Registrable
         ----------
         Securities shall be required to pay pursuant to this Section 12, pursuant to any representation or warranty provided in connection with, or indemnity, contribution or reimbursement agreements executed in connection with, any underwritten offering, or pursuant to any other transactions contemplated hereby or thereby shall be limited to the amount of proceeds received by such holder upon the sale of the Registrable Securities and other securities of the Company (after deducting any underwriting commissions, discounts, transfer taxes and expenses applicable thereto) pursuant to the registration statement giving rise to such claim.

         SECTION 13. Termination.
                     -----------

         This Agreement shall terminate on the date on which the Purchaser and the Purchaser Affiliates hold, in the aggregate, Registrable Securities representing less than two percent (2%) of the total number of outstanding shares of capital stock of the Company on a fully diluted basis.


         SECTION 14. Definitions.  Capitalized terms used herein shall have the
                     -----------
meanings set forth below:


         "Common Stock" means the authorized common stock of the Company, par
          ------------
value $.01 per share, whether or not issued and outstanding.


         "Company" has the meaning set forth in the introductory paragraph
          -------
hereof.


         "Company Indemnified Parties" has the meaning set forth in Section
          ---------------------------
12(b) hereof.


         "Company Registration Documents" has the meaning set forth in
          ------------------------------
Section 11 hereof.


         "Competitor of Alcatel" shall mean any Person having an interest in
          ---------------------
satellite earth station product lines or businesses which are the same as or similar to those of the Purchaser.

         "Demand Registration" means any registration requested pursuant to
          -------------------
Section 1(a) hereof.

         "EchoStar" has the meaning set forth in Section 11 hereof.
          --------

         "EchoStar Agreement" has the meaning set forth in Section 11 hereof.
          ------------------

         "EchoStar Letter" has the meaning set forth in Section 11 hereof.
          ---------------

         "Exchange Act" means the Securities Exchange Act of 1934, as
          ------------
amended.

         "Fairchild Agreement" has the meaning set forth in Section 11 hereof.
          -------------------

         "Form S-3" means such form under the Securities Act, as
          --------
in effect on the date hereof, or any registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

         "Form S-3 Registration" means any registration requested pursuant to
          ---------------------
Section 3(a) hereof.

         "Holder Indemnified Parties" has the meaning set forth in Section
          --------------------------
12(a) hereof.

         "Investment Agreement" has the meaning set forth in the first
          --------------------
recital hereof.

         "New Registration Agreement" has the meaning set forth in Section 11
          --------------------------
hereof.

         "Person" means any natural person, corporation, general partnership,
          ------
limited partnership, proprietorship, limited liability company, joint venture, other business organization, trust, union, association or governmental authority.

         "Piggyback Registration" has the meaning set forth in Section 2(a)
          ----------------------
hereof.

         "Purchaser" has the meaning set forth in the introductory paragraph
          ---------
hereof.

         "Purchaser Affiliate" has the meaning set forth in Section 10
          -------------------
hereof.

         "Registrable Securities" means (i) the Common Stock sold by the
          ----------------------
Company to the Purchaser pursuant to the Investment Agreement, (ii) the Common Stock sold by certain stockholders of the Company to the Purchaser pursuant to the Selling Stockholder Agreement, (iii) the Common Stock issued or issuable by the Company to the Purchaser pursuant to the Warrant, (iv) all securities of the Company, including Common Stock, issued (or issuable upon the conversion or exercise of any warrant, right or other security that is issued) with respect to the Common Stock described in clauses (i), (ii), or (iii), whether by way of dividend, stock split, recapitalization or otherwise, and (v) all securities of the Company issued in exchange for or in replacement of any securities meeting the criteria set forth in clauses (i), (ii), (iii) or (iv) of this definition.

         "Registration Expenses" has the meaning set forth in Section 7(a)
          ---------------------
hereof.

         "Registration Period" means the period (i) commencing on the earlier
          -------------------
of (A) the date on which a Competitor of Alcatel acquires capital stock of the Company in excess of ten percent (10%) of all outstanding shares of capital stock of the Company on a fully diluted basis (or acquires rights to purchase or acquire such capital stock), and (B) one (1) year after the date of this Agreement, and (ii) continuing until the termination of this Agreement in accordance with Section 13 hereof.

         "Rule 144" means Rule 144 promulgated under the Securities Act.
          --------

         "SEC" means the Securities and Exchange Commission.
          ---

         "Securities Act" means the Securities Act of 1933, as amended.
          --------------
         "Selling Stockholder Agreement" has the meaning set forth in the
          -----------------------------
first recital hereof.

         "Subsidiary" of a Person means a Person that is, directly or
          ----------
indirectly, through one or more intermediates controlled by the first Person. For purposes of this definition, "controlled by" means the possession, directly or indirectly, of the power to direct or cause a direction of the management policies of a Person whether through the ownership of voting securities, by contract or otherwise and, in any event and without limitation of the foregoing, any Person fifty percent (50%) or more of whose voting securities are owned by another Person shall be deemed to be controlled that Person.

         "Warrant" means that certain Warrant dated September 6, 1996 issued
          -------
by the Company in favor of the Purchaser.

         SECTION 15. Miscellaneous.
                     -------------
              (a)    Notices.  All notices, requests and other
                     -------
         communications hereunder shall be in writing and will be deemed to have been duly given and received (i) when personally delivered, (ii) when sent by telefax to a party at the number listed below for such party,
         (iii) three (3) business days after the day on which the same has been delivered prepaid to an international courier service, or (iv) ten (10) business days after the deposit in the United States mail, registered or certified, return receipt requested, postage prepaid, in each case addressed to the party to whom such notice is to be given at the following address for such party:

                     If to the Company:

                                        SSE Telecom, Inc.
                                        8230 Leesburg Pike, Suite 710
                                        Vienna, Virginia  22182
                                        U.S.A.
                                        Attn: Daniel E. Moore
                                        Telefax No.: (703) 442-4507

                     With copies to:

                                        Surovell, Jackson, Colten & Dugan, P.C.
                                        4010 University Drive, Suite 200
                                        Fairfax, Virginia  22020
                                        U.S.A.
                                        Attn:  G. Donald Markle, Esq.
                                        Telefax No: (703) 591-2149

                     If to the Purchaser:

                                        Alcatel Telspace
                                        5 rue Noel PONS
                                        92734 NANTERRE Cedex
                                        FRANCE
                                        Attn: Jacques Couet
                                        Telefax No.: 331-46524596

                 With copies to:

                                        Alcatel Telspace
                                        5 rue Noel PONS
                                        92734 NANTERRE Cedex
                                        FRANCE
                                        Attn: Martine Funston, Esq.
                                        Telefax No.: 331-46524595

         Any party hereto from time to time may change its address, telefax number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

              (b)    Fees and Expenses.  The Company and the Purchaser
                     -----------------
         shall each bear its own expenses in connection with the negotiation and preparation of this Agreement.

              (c)    Rights of Holders.  Each holder of Registrable
                     -----------------
         Securities shall have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such holder shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.


              (d)    Assignment.  Subject to the provisions of Section
                     ----------
         10 hereof, neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and permitted assigns.

              (e)    Waiver.  Any term or condition of this Agreement
                     ------
         may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by either party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

              (f)    Amendment.  This Agreement may be amended, supplemented or
                     ---------
         modified only by a written instrument duly executed by or on behalf of each party hereto.

              (g)    Remedies. Each party hereto will be entitled to enforce any
                     --------
         right granted to such party by any provision of this Agreement specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

              (h)    Public Announcements. Except as otherwise required by law,
                     --------------------
         no party hereto shall issue any press release or make any other public announcement with respect to the transactions contemplated hereby without the approval of the other party hereto, which approval shall not be unreasonably withheld or delayed.

              (i)    Entire Agreement.  This Agreement supersedes all prior
                     ----------------
         discussions and agreements among the parties hereto with respect to the subject matter hereof and contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

              (j)    Captions. The captions used in this Agreement have been
                     --------
         inserted for convenience of reference only and do not define or limit the provisions hereof.

              (k)    Exhibits and Schedules. All exhibits and schedules, if any,
                     ----------------------
         referred to in this Agreement, all attachments to such exhibits or schedules, and any other attachment to this Agreement are hereby incorporated by reference into this Agreement and hereby are made a part of this Agreement as if set out in full herein.

              (l)    Governing Law. This Agreement shall be governed by and
                     -------------
         construed in accordance with the laws of the State of Delaware applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

              (m)    Counterparts. This Agreement may be executed in one or more
                     ------------
         counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

              (n)    Severability.  Any provision of this Agreement which is
                     ____________
         prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

              (o)    No Third Party Beneficiary.  This Agreement shall not
                     --------------------------
         confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.




                                    COMPANY:

                                    SSE TELECOM, INC., a Delaware corporation


                                    By: /s/ Frederick C. Toombs
                                       --------------------------------------

                                    Name:   Frederick C. Toombs
                                         ------------------------------------

                                    Title:  President
                                          -----------------------------------


                                    PURCHASER:
                                    ---------

                                    ALCATEL TELSPACE, a French societe
                                    anonyme


                                    By: /s/ Jerome de Vitry
                                       ---------------------------------------

                                    Name: Jerome de Vitry
                                         -------------------------------------
                                    Title:Director R & D Product Management
                                          ---------------------------------
                                          Attorney-In-Fact